(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
March 31, 2002


CMA New Jersey
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA New Jersey Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:

For the year ended March 31, 2002, CMA New Jersey Municipal Money
Fund paid shareholders a net annualized yield of 1.66%.* As of March 31, 2001, the Fund's 7-day yield was 0.91%.


Economic Environment
During the six-month period ended March 31, 2002, US financial markets slowly recovered to exceed pre-September 11 levels. Economic data released in the first quarter of 2002 indicated that the bottom of the current business cycle appeared to have occurred during the fourth quarter of 2001. The domestic economy strengthened during the period and the recovery proved to be consumer driven. Interest rate-sensitive sectors, including housing and automobile sales, continued to perform especially well. A perceived improvement in economic conditions helped to push equity market levels higher while US Treasury prices, especially in the intermediate range of two years - ten years, moved lower. The Federal Reserve Board, which lowered short-term interest rates by an additional 125 basis points (1.25%) during the first half of the period, acknowledged the burgeoning recovery at its March 2002 meeting and shifted its stated bias from "conditions favoring weakness" to neutral. This was the Federal Reserve Board's first shift in bias since December 2000, setting the stage for near-term future interest rate increases as many investors view the current target level of the Federal Funds rate to be unsustainably accommodative.



*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Investment Strategy
In the short-term municipal market, yields on municipal notes, tax-exempt commercial paper and variable rate demand products all trended lower for a majority of the period. The additional Federal Reserve Board interest rate cuts, increased assets into tax-exempt money funds and attractive relative valuations when compared to taxable counterparts, all contributed to this drop in yields. However, by the end of the period, short-term municipal yields began to reverse direction as domestic growth appeared to strengthen and the near-term possibility of higher short-term interest rates increased.

During the six-month period ended March 31, 2002, we pursued a neutral investment strategy. The Fund's average portfolio maturity during the period remained centered in the 40-day - 45-day range. Two areas influenced our portfolio strategy and ultimately our average portfolio maturity. First, we continued to be an active buyer of municipal notes. This sector provided some excellent opportunities to increase the asset diversification of the Fund's holdings and provided an attractive yield compared to variable rate demand notes and tax-exempt commercial paper products. We chose to limit our interest rate risk by focusing on issuance that will mature during the next three months - six months, as the short-term municipal yield curve provided little incentive to aggressively extend the Fund's average maturity. Second, we continued to allocate approximately 18% of the Fund's assets to tax-exempt commercial paper. Early in the period, these securities were purchased with maturities ranging from 90 days to 120 days. We chose this range to secure attractive yields through the first quarter of 2002 in anticipation of the sharp decline in interest rates that occurred. In the first quarter of 2002, the probability of higher short-term interest rates increased, which strongly influenced our decision to repurchase our commercial paper holdings but with a shorter maturity horizon of 60 days to 90 days. Finally, our portfolio strategy and asset allocation for the fiscal year ended March 31, 2002, provided shareholders with a well-diversified portfolio of high credit quality securities and a stable net asset value.

In the coming months, we anticipate a substantial increase in short-term municipal issuance. State and local governments nationwide continue to struggle to meet budgetary tax revenue projections. Specific to New Jersey, the state's tax revenues through the first four months of fiscal year 2002 came in 4% below projected levels, which could translate into a budget deficit exceeding $2 billion for the fiscal year. This revenue shortfall will likely increase the state's and local municipalities' dependence on short-term municipal issuance to satisfy their financial obligations. The increased supply, coupled with the possibility of the Federal Reserve Board raising short-term borrowing interest rates, could place further upward pressure on short-term yields. However, we believe the Fund is well positioned should market conditions present attractive opportunities to appropriately extend the average portfolio maturity.


In Conclusion
We thank you for your continued support of CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager


April 26, 2002


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002                                                              (IN THOUSANDS)

                   Face
State             Amount                                 Issue                                                   Value
New Jersey--   $   2,622   Allendale, New Jersey, Board of Education Temporary Notes, 2.50% due
70.6%                      6/07/2002                                                                         $     2,627
                  20,200   Atlantic City, New Jersey, BAN, 3.50% due 6/06/2002                                    20,226
                   5,221   Bayonne, New Jersey, GO, BAN, 3.50% due 7/12/2002                                       5,230
                  11,070   Bayonne, New Jersey, GO, Temporary Notes, 3.50% due 7/12/2002                          11,089
                           Camden County, New Jersey, Improvement Authority Revenue Bonds,
                           VRDN (e):
                   1,270      (Jewish Community Center Project), 1.45% due 12/01/2010                              1,270
                  13,900      (Parkview Redevelopment Housing Project), AMT, 1.60% due 7/01/2026                  13,900
                   2,465   Camden County, New Jersey, Improvement Authority, Special Revenue Bonds,
                           VRDN, 1.58% due 9/01/2026 (e)                                                           2,465
                  13,500   Clifton, New Jersey, GO, Refunding, BAN, 3.25% due 7/25/2002                           13,524
                   6,232   Clipper Tax-Exempt, COP, VRDN, Series 1998-6, 1.53% due 10/01/2017 (e)                  6,232
                   1,500   Cranbury Township, New Jersey, GO, BAN, 3.50% due 7/17/2002                             1,504
                   7,990   Cranford Township, New Jersey, BAN, 2.75% due 1/17/2003                                 8,058
                  19,970   Eagle Tax-Exempt Trust, New Jersey, GO, VRDN, Series 94C-3005, 1.43%
                           due 2/15/2007 (e)                                                                      19,970
                  13,853   Florham Park, New Jersey, Board of Education, GO, Temporary Notes,
                           2.60% due 10/15/2002                                                                   13,936
                  49,840   Hudson County, New Jersey, Improvement Authority Revenue Bonds
                           (Essential Purpose Pooled Government), VRDN, 1.50% due 7/15/2026 (e)                   49,840
                           Jersey City, New Jersey, GO, BAN:
                  16,665      3.25% due 7/02/2002                                                                 16,687
                   9,230      2.25% due 2/28/2003                                                                  9,280
                  24,100   Mercer County, New Jersey, GO, BAN, 2.65% due 11/20/2002                               24,219
                   2,280   Mercer County, New Jersey, Improvement Authority Revenue Bonds
                           (Mercer Inc. Project), VRDN, 1.40% due 12/01/2018 (e)                                   2,280
                  16,500   Middlesex County, New Jersey, GO, Refunding, BAN, 2.60% due 1/15/2003                  16,631
                   6,188   Milltown, New Jersey, GO, BAN, 2.60% due 8/26/2002                                      6,215
                   9,895   Municipal Securities Trust Certificates, GO, Refunding, VRDN, Series
                           2001-174, Class A, 1.50% due 2/26/2015 (e)                                              9,895
                   6,745   Municipal Securities Trust Certificates, New Jersey, Revenue Bonds,
                           VRDN, Series 2000-107, Class A, 1.42% due 5/19/2009 (c)(e)                              6,745
                  14,075   Municipal Securities Trust Certificates, New Jersey, Transportation
                           Revenue Bonds, VRDN, Series 1998-64, Class A, 1.42% due 1/01/2012 (c)(e)               14,075
                  12,000   Neptune Township, New Jersey, Sewer Authority, GO, Project Notes, 3%
                           due 1/21/2003                                                                          12,125
                   8,410   New Brunswick, New Jersey, BAN, 3.25% due 8/21/2002                                     8,428
                   9,200   New Brunswick, New Jersey, Parking Authority Revenue Bonds
                           (Project Notes), 3.35% due 5/01/2002                                                    9,205
                   4,105   New Jersey Building Authority, State Building Revenue Refunding Bonds,
                           4.75% due 6/15/2002                                                                     4,121



Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

AMT        Alternative Minimum Tax (subject to)
ARCS       Auction Rate Certificates
BAN        Bond Anticipation Notes
COP        Certificates of Participation
CP         Commercial Paper
DATES      Daily Adjustable Tax-Exempt Securities
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
FLOATS     Floating Rate Securities
GO         General Obligation Bonds
IDR        Industrial Development Revenue Bonds
MSTR       Municipal Securities Trust Receipts
TRAN       Tax Revenue Anticipation Notes
VRDN       Variable Rate Demand Notes


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)                                                  (IN THOUSANDS)

                   Face
State             Amount                                 Issue                                                   Value
New Jersey                 New Jersey EDA, Dock Facility Revenue Refunding Bonds
(continued)                (Bayonne/IMTT Project), VRDN (e):
               $   2,100      Series B, 1.45% due 12/01/2027                                                 $     2,100
                   2,500      Series C, 1.45% due 12/01/2027                                                       2,500
                           New Jersey EDA, EDR, Refunding (e):
                  37,250      (Airis Newark LLC Project), ARCS, AMT, 1.50% due 1/01/2019 (a)                      37,250
                   5,300      (Jewish Community Foundation Metro West), VRDN, 1.35% due 12/01/2018                 5,300
                   2,158      (RJB Associates Project), VRDN, 1.30% due 8/01/2008                                  2,158
                           New Jersey EDA, EDR, VRDN (e):
                   2,590      (CVC Specialty Chemicals), AMT, 1.50% due 5/01/2011                                  2,590
                   9,100      (Diocese of Metuchen), 1.45% due 3/01/2026                                           9,100
                   9,000      (ENCAP Golf Holdings LLC), AMT, Series A, 1.50% due 10/01/2026                       9,000
                  33,000      (ENCAP Golf Holdings LLC), AMT, Series B, 1.50% due 10/01/2011                      33,000
                   3,300      (Eatem Realty Company), AMT, 1.50% due 10/01/2013                                    3,300
                   8,275      (MZR Real Estate LP Project), AMT, 1.45% due 12/01/2026                              8,275
                   4,175      (PB Tower & Metro Project), AMT, Series A, 1.50% due 11/01/2026                      4,175
                   2,335      (PB Tower & Metro Project), AMT, Series B, 1.50% due 11/01/2011                      2,335
                   1,215      (Park Lane Association Project), AMT, 1.50% due 4/01/2010                            1,215
                   2,560      (Wyckoff Family YMCA Project), 1.50% due 10/01/2017                                  2,560
                   5,000   New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian Home),
                           VRDN, Series C, 1.30% due 11/01/2011 (e)                                                5,000
                     975   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT, 1.80%
                           due 6/01/2006 (e)                                                                         975
                   4,000   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                           (Tru Urban Renewal Co.), DATES, 1.50% due 4/01/2019 (e)                                 4,000
                   9,600   New Jersey EDA, Natural Gas Facilities Revenue Bonds (New Jersey
                           Natural Gas Co. Project), VRDN, AMT, Series B, 1.50% due 8/01/2030 (a)(e)               9,600
                           New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (New Jersey
                           Natural Gas Co. Project), VRDN, AMT (a)(e):
                  12,000      Series A, 1.50% due 8/01/2030                                                       12,000
                   5,600      Series B, 1.40% due 1/01/2028                                                        5,600
                           New Jersey EDA, Revenue Bonds, CP:
                  14,700      (Chambers Cogeneration Project), Series 91, 1.15% due 4/18/2002                     14,700
                  13,900      (Chambers Cogeneration Project), Series 91, 1.25% due 4/18/2002                     13,900
                  31,700      (Keystone Energy), 1.15% due 4/18/2002                                              31,700
                           New Jersey EDA, Revenue Bonds, VRDN (e):
                   3,520      (Accurate Box Co. Inc. Project), AMT, 1.45% due 11/01/2009                           3,520
                   2,115      (The Arc of Somerset County Inc.), 1.40% due 7/01/2020                               2,115
                   2,810      (Catholic Charities), 1.35% due 10/01/2013                                           2,810
                   4,430      (Cozzoli Enterprises LLC Project), AMT, 1.55% due 3/01/2022                          4,430
                     900      (Economic Growth-Patterson), AMT, 1.45% due 1/01/2005                                  900
                   2,100      (Economic Growth-Patterson), AMT, 1.45% due 1/01/2016                                2,100
                   9,500      (Hoffman-La Roche Inc. Project), AMT, 1.40% due 11/01/2011                           9,500
                   2,100      (Jewish Family Service), 1.40% due 2/01/2022                                         2,100
                   4,230      (Ocean County YMCA Inc. Project), 1.40% due 9/01/2021                                4,230
                   8,300      (The Peddie School Project), 1.30% due 2/01/2029                                     8,300
                   2,350      (US Golf Association Project), 1.30% due 5/01/2023                                   2,350
                   3,865      (Urban League Project), 1.40% due 8/01/2019                                          3,865
                           New Jersey EDA, Water Facilities Revenue Refunding Bonds
                           (United Water of New Jersey Inc. Project), VRDN (a)(e):
                   8,200      AMT, Series C, 1.40% due 11/01/2025                                                  8,200
                   1,600      Series A, 1.40% due 11/01/2026                                                       1,600



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONTINUED)                                                  (IN THOUSANDS)

                   Face
State             Amount                                 Issue                                                   Value
New Jersey                 New Jersey Health Care Facilities Financing Authority Revenue Bonds,
(concluded)                VRDN (e):
               $   1,000      (Capital Health System Inc. Computer Program), Series A-3, 1.45%
                              due 7/01/2021                                                                  $     1,000
                   8,000      (Meridian Hospitals Corp. Computer Program), Series A-1, 1.45%
                              due 7/01/2011                                                                        8,000
                  62,500   New Jersey Sports and Exposition Authority, State Contract Revenue
                           Bonds, VRDN, Series C, 1.50% due 9/01/2024(d)(e)                                       62,500
                  17,000   New Jersey State Educational Facilities Authority Revenue Bonds
                           (Princeton University), VRDN, Series B, 1.30% due 7/01/2021 (e)                        17,000
                  40,145   New Jersey State Educational Facilities Authority, Revenue Refunding
                           Bonds (College of New Jersey), VRDN, Series A, 1.50% due 7/01/2029 (a)(e)              40,145
                           New Jersey State, TRAN, CP, Series 2002:
                  15,000      1.25% due 4/01/2002                                                                 15,000
                   3,000      1.25% due 5/09/2002                                                                  3,000
                  10,000      1.30% due 5/09/2002                                                                 10,000
                  10,000   New Jersey State Transportation Trust Fund Authority, Revenue Refunding
                           Bonds, FLOATS, Series 610, 1.48% due 12/15/2016 (c)(e)                                 10,000
                  55,000   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                           VRDN, Series D, 1.25% due 1/01/2018 (b)(e)                                             55,000
                   4,750   Newark, New Jersey, GO, Refunding (ROC-II-R), VRDN, Series 156, 2%
                           due 12/15/2012 (d)(e)                                                                   4,750
                   9,500   North Plainfield, New Jersey, Board of Education, Temporary Notes,
                           3.20% due 9/12/2002                                                                     9,530
                  13,905   Passaic County, New Jersey, Utilities Authority, Solid Waste Disposal
                           Revenue Refunding Bonds, Series A, 2.25% due 2/28/2003                                 13,936
                   4,670   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue
                           Refunding Bonds, 6.40% due 12/15/2002 (b)(f)                                            4,924
                   5,700   Rockaway Township, New Jersey, GO, BAN, 3.40% due 7/25/2002                             5,712
                   7,300   Salem County, New Jersey, Industrial Pollution Control Financing Authority
                           Revenue Bonds (E.I. du Pont de Nemours), VRDN, 1.45% due 3/01/2012 (e)                  7,300
                   7,935   Trenton, New Jersey, GO, Temporary Notes, 2.75% due 12/19/2002                          7,977
                  23,100   Union County, New Jersey, BAN, 1.50% due 6/06/2002                                     23,108
                   7,850   Vineland, New Jersey, GO, Refunding, BAN, AMT, 3% due 7/17/2002                         7,882

New York/New               Port Authority of New York and New Jersey, CP:
Jersey--23.3%     18,430      1.25% due 4/02/2002                                                                 18,430
                  27,527      1.15% due 4/12/2002                                                                 27,527
                   3,700      1.30% due 5/13/2002                                                                  3,700
                  14,000      1.35% due 5/13/2002                                                                 14,000
                  22,357      Series B, 1.10% due 4/04/2002                                                       22,357
                  10,085      Series B, 1.25% due 5/07/2002                                                       10,085
                           Port Authority of New York and New Jersey, Special Obligation Revenue
                           Refunding Bonds (Versatile Structure Obligation), VRDN (e):
                  55,700      AMT, Series 1R, 1.60% due 8/01/2028                                                 55,700
                  48,250      AMT, Series 4, 1.50% due 4/01/2024                                                  48,250
                  28,850      AMT, Series 6, 1.50% due 12/01/2017                                                 28,850
                  10,200      Series 3, 1.55% due 6/01/2020                                                       10,200
                  56,600      Series 5, 1.55% due 8/01/2024                                                       56,600



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2002 (CONCLUDED)                                                  (IN THOUSANDS)

                   Face
                  Amount                                 Issue                                                   Value
Puerto                     Government Development Bank, Puerto Rico, CP:
Rico--5.8%     $   6,497      1.30% due 4/08/2002                                                            $     6,497
                   8,522      1.35% due 4/12/2002                                                                  8,522
                  10,246      1.25% due 4/29/2002                                                                 10,246
                   6,300      1.30% due 4/29/2002                                                                  6,300
                  10,000      1.25% due 5/20/2002                                                                 10,000
                           Puerto Rico Electric Power Authority, Power Revenue Bonds, MSTR,
                           VRDN (d)(e):
                  28,610      Series SGA-43, 1.42% due 7/01/2022                                                  28,610
                   2,900      Series SGA-44, 1.42% due 7/01/2023                                                   2,900

                           Total Investments (Cost--$1,263,668*)--99.7%                                        1,263,668
                           Other Assets Less Liabilities--0.3%                                                     3,264
                                                                                                             -----------
                           Net Assets--100.0%                                                                $ 1,266,932
                                                                                                             ===========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2002.
(f)Prerefunded.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2002

Assets:
Investments, at value (identified cost--$1,263,667,579)                                                  $ 1,263,667,579
Cash                                                                                                              84,313
Interest receivable                                                                                            4,432,888
Prepaid registration fees and other assets                                                                        17,320
                                                                                                         ---------------
Total assets                                                                                               1,268,202,100
                                                                                                         ---------------

Liabilities:
Payables:
  Beneficial interest redeemed                                                        $       527,834
  Investment adviser                                                                          435,912
  Distributor                                                                                 227,084          1,190,830
                                                                                      ---------------
Accrued expenses and other liabilities                                                                            79,032
                                                                                                         ---------------
Total liabilities                                                                                              1,269,862
                                                                                                         ---------------

Net Assets                                                                                               $ 1,266,932,238
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $   126,692,470
Paid-in capital in excess of par                                                                           1,140,231,900
Undistributed realized capital gains--net                                                                          7,868
                                                                                                         ---------------

Net Assets--Equivalent to $1.00 per share based on 1,266,924,697 shares of
beneficial interest outstanding                                                                          $ 1,266,932,238
                                                                                                         ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2002

Investment Income:
Interest and amortization of premium and discount earned                                                 $    28,357,451

Expenses:
Investment advisory fees                                                              $     5,503,929
Distribution fees                                                                           1,538,329
Accounting services                                                                           242,281
Transfer agent fees                                                                           143,196
Custodian fees                                                                                 70,984
Professional fees                                                                              64,416
Printing and shareholder reports                                                               33,915
Registration fees                                                                              29,665
Pricing fees                                                                                   13,876
Trustees' fees and expenses                                                                     8,367
Other                                                                                          19,186
                                                                                      ---------------
Total expenses                                                                                                 7,668,144
                                                                                                         ---------------
Investment income--net                                                                                        20,689,307

Realized Gain on Investments--Net                                                                                 18,370
                                                                                                         ---------------

Net Increase in Net Assets Resulting from Operations                                                      $   20,707,677
                                                                                                         ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                         2002               2001
Operations:
Investment income--net                                                               $     20,689,307   $     36,046,974
Realized gain on investments--net                                                              18,370              4,333
                                                                                     ----------------   ----------------
Net increase in net assets resulting from operations                                       20,707,677         36,051,307
                                                                                     ----------------   ----------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                    (20,689,307)       (36,046,974)
                                                                                     ----------------   ----------------

Beneficial Interest Transactions:
Net proceeds from sale of shares                                                        3,814,205,798      4,364,569,465
Value of shares issued to shareholders in reinvestment of dividends                        20,686,417         36,049,983
                                                                                     ----------------   ----------------
                                                                                        3,834,892,215      4,400,619,448
Cost of shares redeemed                                                               (3,877,372,797)    (4,177,217,126)
                                                                                     ----------------   ----------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                             (42,480,582)        223,402,322
                                                                                     ----------------   ----------------

Net Assets:
Total increase (decrease) in net assets                                                  (42,462,212)        223,406,655
Beginning of year                                                                       1,309,394,450      1,085,987,795
                                                                                     ----------------   ----------------
End of year                                                                          $  1,266,932,238   $  1,309,394,450
                                                                                     ================   ================

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:              2002           2001           2000           1999           1998
Per Share Operating Performance:
Net asset value, beginning of year                $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ----------     ----------     ----------     ----------     ----------
Investment income--net                                   .02            .03            .03            .03            .03
Realized gain on investments--net                       --++           --++           --++           --++           --++
                                                  ----------     ----------     ----------     ----------     ----------
Total from investment operations                         .02            .03            .03            .03            .03
                                                  ----------     ----------     ----------     ----------     ----------
Less dividends from investment income--net             (.02)          (.03)          (.03)          (.03)          (.03)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value, end of year                      $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                  ==========     ==========     ==========     ==========     ==========

Total Investment Return                                1.66%          3.35%          2.74%          2.71%          2.97%
                                                  ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets:
Expenses                                                .62%           .62%           .64%           .66%           .66%
                                                  ==========     ==========     ==========     ==========     ==========
Investment income--net                                 1.68%          3.27%          2.71%          2.65%          2.92%
                                                  ==========     ==========     ==========     ==========     ==========

Supplemental Data:
Net assets, end of year (in thousands)            $1,266,932     $1,309,394     $1,085,988     $1,017,235     $  799,997
                                                  ==========     ==========     ==========     ==========     ==========

++Amount is less than $.01 per share.

See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of
CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup witholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.



CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2002, the Fund reimbursed FAM $45,780 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 was as follows:


                                      3/31/2002       3/31/2001
Distributions paid from:
  Tax-exempt income                  $20,689,307     $36,046,974
                                     -----------     -----------
Total distributions                  $20,689,307     $36,046,974
                                     ===========     ===========


As of March 31, 2002, there were no significant differences between the book and tax components of net assets.



CMA NEW JERSEY MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA New Jersey Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
May 3, 2002



CMA NEW JERSEY MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



CMA NEW JERSEY MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

                                                                                                  Number of
                                                                                                  Portfolios     Other
                                                                                                   in Fund     Director-
                      Position(s)    Length                                                        Complex       ships
                          Held       of Time                                                     Overseen by    Held by
Name, Address & Age    with Fund     Served    Principal Occupation(s) During Past 5 Years         Trustee      Trustee

Interested Trustee
Terry K. Glenn*          President   1999 to   Chairman, Americas Region since 2001, and         127 Funds        None
800 Scudders Mill Road   and         Present   Executive Vice President since 1983 of Fund       184 Portfolios
Plainsboro, NJ 08536     Trustee               Asset Management, L.P. ("FAM") and Merrill
Age: 61                                        Lynch Investment Managers, L.P. ("MLIM");
                                               President of Merrill Lynch Mutual Funds since
                                               1999; President of FAM Distributors, Inc.
                                               ("FAMD") since 1986 and Director thereof
                                               since 1991; Executive Vice President and
                                               Director of Princeton Services, Inc.
                                               ("Princeton Services") since 1993;
                                               President of Princeton Administrators, L.P.
                                               since 1988; Director of Financial Data
                                               Services, Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



                                                                                                  Number of
                                                                                                  Portfolios     Other
                                                                                                   in Fund     Director-
                      Position(s)    Length                                                        Complex       ships
                          Held       of Time                                                     Overseen by    Held by
Name, Address & Age    with Fund     Served*   Principal Occupation(s) During Past 5 Years         Trustee      Trustee

Independent Trustees
Ronald W. Forbes         Trustee     1977 to   Professor Emeritus of Finance, School of          46 Funds         None
1400 Washington Avenue               present   Business, State University of New York at         55 Portfolios
Albany, NY 12222                               Albany since 2000; and Professor thereof
Age: 61                                        from 1989 to 2000.


Cynthia A. Montgomery    Trustee     1995 to   Professor, Harvard Business School since          46 Funds         Unum-
Harvard Business School              present   1989.                                             55 Portfolios    Provident
Soldiers Field Road                                                                                               Corporation
Boston, MA 02163                                                                                                  and Newell
Age: 49                                                                                                           Rubbermaid
                                                                                                                  Inc.



CMA NEW JERSEY MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONTINUED)

                                                                                                  Number of
                                                                                                  Portfolios     Other
                                                                                                   in Fund     Director-
                      Position(s)    Length                                                        Complex       ships
                          Held       of Time                                                     Overseen by    Held by
Name, Address & Age    with Fund     Served*   Principal Occupation(s) During Past 5 Years         Trustee      Trustee

Independent Trustees (concluded)
Charles C. Reilly        Trustee     1990 to   Self-employed financial consultant since          46 Funds         None
9 Hampton Harbor Road                present   1990.                                             55 Portfolios
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan            Trustee     1992 to   Founder and currently Director Emeritus           46 Funds         Charter
127 Commonwealth Avenue              present   of The Boston University Center for the           55 Portfolios    Education
Chestnut Hill, MA 02467                        Advancement of Ethics and Character and                            Partner-
Age: 69                                        Director thereof from 1989 to 1999;                                ship
                                               Professor from 1982 to 1999 at                                     and the
                                               Boston University.                                                 Council
                                                                                                                  for
                                                                                                                  Ethical
                                                                                                                  and
                                                                                                                  Spiritual
                                                                                                                  Education.


Roscoe S. Suddarth       Trustee     2000 to   Former President, Middle East Institute           46 Funds         None
7403 MacKenzie Court                 present   from 1995 to 2001.                                55 Portfolios
Bethesda, MD 20817
Age: 66


Richard R. West          Trustee     1978 to   Professor of Finance since 1984, and              46 Funds         Bowne &
Box 604                              present   currently Dean Emeritus of New York               55 Portfolios    Co., Inc.;
Genoa, NV 89411                                University, Leonard N. Stern School of                             Vornado
Age: 64                                        Business Administration.                                           Realty
                                                                                                                  Trust;
                                                                                                                  and
                                                                                                                  Alexander's
                                                                                                                  Inc.

Edward D. Zinbarg        Trustee     1994 to   Self-employed financial consultant since          46 Funds         None
5 Hardwell Road                      present   1994.                                             55 Portfolios
Short Hills, NJ 07078-2117
Age: 67


*The Trustee's term is unlimited.



CMA NEW JERSEY MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES (CONCLUDED)


                      Position(s)    Length
                          Held       of Time
Name, Address & Age    with Fund     Served*     Principal Occupation(s) During Past 5 Years

Fund Officers
Donald C. Burke          Vice        1993 to     First Vice President of FAM and MLIM since 1997 and the Treasurer thereof
P.O. Box 9011            President   present     since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and         and 1999    since 1999; Vice President of FAMD since 1999; Vice President of FAM and
NJ 08543-9011            Treasurer   to present  MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 41


Kenneth A. Jacob         Senior      1998 to     First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011            Vice        present
Princeton,               President
NJ 08543-9011
Age: 50


John M. Loffredo         Senior      2001 to     First Vice President of MLIM since 1997; Vice President of MLIM
P.O. Box 9011            Vice        present     from 1991 to 1997.
Princeton,               President
NJ 08543-9011
Age: 38


Steven Lewis             Vice        1996 to     Vice President of MLIM since 1998; Asisstant Vice President of
P.O. Box 9011            President   present     MLIM from 1995 to 1998.
Princeton,               and
NJ 08543-9011            Portfolio
Age: 37                  Manager


Phillip S. Gillespie     Secretary   2001 to     First Vice President of MLIM since 2001; Director of MLIM from
P.O. Box 9011                        present     1999 to 2000; Vice President of MLIM in 1999; Attorney associated
Princeton, NJ 08543-9011                         with the Manager and FAM from 1998 to 1999; Assistant General
Age: 38                                          Counsel LGT Asset Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office
                                                 of General Counsel at the US Securities and Exchange Commission from
                                                 1993 to 1997.


*Officers of the Fund serve at the pleasure of the Board of Trustees.



Further information about the Fund's Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Vincent R. Giordano, Senior Vice President of CMA New Jersey
Municipal Money Fund, has recently retired. The Fund's Board of
Trustees wishes Mr. Giordano well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210++


++For inquiries regarding your CMA account, call 800-CMA-INFO or 800-262-4636.